Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

December 31, 2014

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

December 31, 2014

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2014 RESULTS

New York, NY - Thursday, February 19, 2015 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2014.

Fourth Quarter 2014 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $66.3 million, or $0.27 per diluted common share.
•	Acquired three properties for $70.4 million.
•	Invested $24.5 million in on-going build-to-suit projects and loan investments.
•	Generated gross disposition proceeds of $167.2 million from the sale of four office buildings.
•	Received $32.8 million from maturing loan investment.
•	Retired $59.0 million of debt.
•	Completed 1.9 million square feet of new leases and lease extensions, raising cash and GAAP renewal rents by 4.6%.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated “The execution of our stated strategies in 2014 has resulted in a strong balance sheet with a large cash position, which we believe positions us to capitalize on growth opportunities in 2015. We are already committed to fund approximately $325 million in growth initiatives this year. We believe our pipeline remains strong with additional opportunities for growth as the year progresses. We also expect to continue to take advantage of refinancing opportunities in 2015, to reduce interest expense and extend our debt maturities.”

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2014, total gross revenues were $108.0 million, compared with total gross revenues of $100.5 million for the quarter ended December 31, 2013. The increase is primarily due to property acquisitions.

Company FFO

For the quarter ended December 31, 2014, Lexington generated Company FFO of $66.3 million, or $0.27 per diluted share, compared to Company FFO for the quarter ended December 31, 2013 of $65.7 million, or $0.28 per diluted share. The calculation of Company FFO and a reconciliation to net income (loss) attributable to common shareholders is included later in this press release.

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Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended December 31, 2014 of $0.17 per common share/unit, which was paid on January 15, 2015 to common shareholders/unitholders of record as of December 31, 2014, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which was paid on February 17, 2015 to Series C Preferred Shareholders of record as of January 30, 2015.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended December 31, 2014, net income attributable to common shareholders was $35.7 million, or $0.15 per diluted share, compared with net loss attributable to common shareholders for the quarter ended December 31, 2013 of $(8.9) million, or $(0.04) per diluted share.

OPERATING ACTIVITIES

Investment Activity

Acquisitions

Tenant/Guarantor	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Estimated GAAP Yield		Lease Term (Yrs)
ZE-45 Ground Tenant LLC	New York, NY	Land	$30,426	$1,500	4.9%	15.2%		99
HealthSouth Corp.	Vineland, NJ	Rehab Hospital	19,100	1,113	5.8%	5.8	%(1)	28
International Automotive Components Group North America	Anniston, AL	Industrial	20,907	1,572	7.5%	8.3%		15
			$70,433	$4,185	5.9%	10.6%

1.	Lease contains annual CPI increases.

On-going Build-to-Suit Projects

Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 12/31/2014 ($000)	Estimated Completion Date
Oak Creek, WI	164,000	Industrial	20	$22,609	$11,860	2Q 15
Thomson, GA	208,000	Industrial	15	10,245	3,428	2Q 15
Richmond, VA	330,000	Office	15	110,137	62,225	3Q 15
Lake Jackson, TX	664,000	Office/R&D	20	166,164	28,225	4Q 16
Houston, TX(1)	274,000	Private School	20	86,491	11,795	3Q 16
	1,640,000			$395,646	$117,533

1.	Lexington has a 25% interest as of December 31, 2014. Lexington may provide construction financing up to $56.7 million to the joint venture.

Forward Commitments

Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term (Years)
Auburn Hills, MI	Office	$40,025	1Q 15	7.9%	9.0%	14
Richland, WA	Industrial	155,000	4Q 15	7.1%	8.6%	20
		$195,025		7.3%	8.7%

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Capital Recycling

Property Dispositions

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Bank of America, National Association	Brea, CA	Office	$110,000	$8,096	Nov-14
Vacant(1)	Chicago, IL	Office	34,150	—	Nov-14
Canal Insurance Company	Greenville, SC	Office	11,550	991	Dec-14
Vacant(2)	Houston, TX	Office	11,486	—	Dec-14
			$167,186	$9,087

1.	$29.9 million secured debt satisfied at closing.
2.	Purchaser assumed an $11.5 million secured debt.

Loan Investments

Lexington collected $32.8 million in full satisfaction of the Norwalk, Connecticut loan investment.

Balance Sheet

During the fourth quarter of 2014, Lexington satisfied $50.5 million of secured debt, which had a weighted-average interest rate of 5.5%, including the $41.4 million of aggregate secured debt encumbering properties which were disposed.

In December 2014, holders converted approximately $8.6 million original principal amount 6.00% Convertible Guaranteed Notes due 2030 (“6.00% Notes”) for 1,280,439 common shares and a cash payment of $171 thousand plus accrued interest, reducing the outstanding balance of this note issuance to $16.2 million at December 31, 2014. All common shares that are issuable upon conversion of the 6.00% Notes are treated as outstanding for diluted Company FFO calculations.

During the fourth quarter of 2014, Lexington locked rate on the following secured loans:

Tenant/Guarantor	Location	Property Type	Amount ($000)	Fixed Rate	Term (approx.)
ZE-45 Ground Tenant LLC(1)	New York, NY	Land	$29,193	4.1%	10 years
Federal Express Corporation(2)	Long Island City, NY	Industrial	51,650	3.5%	13 years
			$80,843	3.7%

1.	Loan closed in first quarter of 2015.
2.	No assurances can be given that the loan will be funded on these terms or at all.

5

Leasing

During the fourth quarter of 2014, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location		Prior Term	Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant

1	Little Rock	AR	10/2015	10/2020	36,311
2	Pine Bluff	AR	10/2015	10/2017	27,189
3	Phoenix	AZ	11/2016	11/2021	6,982
3	Total office lease extensions				70,482

	Industrial/Multi-Tenant

1	Moody	AL	12/2017	12/2019	595,346
2	Laurens	SC	01/2017	01/2020	1,164,000
3	Antioch	TN	12/2014	12/2015	60,000
3	Total industrial lease extensions				1,819,346

6	Total lease extensions				1,889,828

	NEW LEASES

	Location			Lease Expiration Date	Sq. Ft.

2	Palm Beach Gardens	FL		2016-2022	20,067
3	Various			2015-2025	5,067
5	Total new leases				25,134

11	TOTAL NEW AND EXTENDED LEASES				1,914,962

2015 EARNINGS GUIDANCE

Lexington estimates that its Company FFO guidance will be an expected range of $1.00 to $1.05 per diluted share for the year ended December 31, 2015. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2014 CONFERENCE CALL

Lexington will host a conference call today, Thursday, February 19, 2015, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2014. Interested parties may participate in this conference call by dialing 877-407-0789 or 201-689-8562. A replay of the call will be available through March 5, 2015, at 877-870-5176 or 858-384-5517, pin: 13599968. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

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ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Gross revenues:
Rental	$99,610	$93,403	$392,480	$335,721
Advisory and incentive fees	171	429	554	855
Tenant reimbursements	8,173	6,626	31,338	25,334
Total gross revenues	107,954	100,458	424,372	361,910
Expense applicable to revenues:
Depreciation and amortization	(40,105)	(40,138)	(154,837)	(157,901)
Property operating	(17,039)	(14,409)	(63,673)	(54,757)
General and administrative	(7,221)	(8,696)	(28,255)	(28,426)
Non-operating income	3,965	2,828	13,951	8,305
Interest and amortization expense	(23,847)	(22,068)	(97,303)	(85,892)
Gain on sales of financial assets	855	—	855	—
Debt satisfaction charges, net	(1,505)	—	(9,452)	(25,347)
Impairment charges and loan loss	(18,469)	(33,166)	(37,333)	(35,579)
Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	4,588	(15,191)	48,325	(17,687)
Provision for income taxes	(162)	(236)	(1,109)	(3,177)
Equity in earnings (losses) of non-consolidated entities	380	240	626	(157)
Income (loss) from continuing operations	4,806	(15,187)	47,842	(21,021)
Discontinued operations:
Income from discontinued operations	651	1,840	6,252	6,244
Benefit (provision) for income taxes	(8)	192	(59)	(1,817)
Debt satisfaction gains (charges), net	(14)	—	(312)	8,905
Gains on sales of properties	35,455	9,537	57,507	24,472
Impairment charges	(2,705)	(3,383)	(13,767)	(12,920)
Total discontinued operations	33,379	8,186	49,621	24,884
Net income (loss)	38,185	(7,001)	97,463	3,863
Less net income attributable to noncontrolling interests	(822)	(176)	(4,359)	(2,233)
Net income (loss) attributable to Lexington Realty Trust shareholders	37,363	(7,177)	93,104	1,630
Dividends attributable to preferred shares – Series C	(1,572)	(1,572)	(6,290)	(6,290)
Dividends attributable to preferred shares – Series D	—	—	—	(3,543)
Allocation to participating securities	(91)	(174)	(490)	(656)
Deemed dividend – Series D	—	—	—	(5,230)
Net income (loss) attributable to common shareholders	$35,700	$(8,923)	$86,324	$(14,089)
Income (loss) per common share – basic:
Income (loss) from continuing operations	$0.01	$(0.08)	$0.17	$(0.18)
Income from discontinued operations	0.14	0.04	0.21	0.11
Net income (loss) attributable to common shareholders	$0.15	$(0.04)	$0.38	$(0.07)
Weighted-average common shares outstanding – basic	230,830,905	224,260,756	228,966,253	209,797,238
Income (loss) per common share – diluted:
Income (loss) from continuing operations	$0.01	$(0.08)	$0.17	$(0.18)
Income from discontinued operations	0.14	0.04	0.21	0.11
Net income (loss) attributable to common shareholders	$0.15	$(0.04)	$0.38	$(0.07)
Weighted-average common shares outstanding – diluted	231,239,828	224,260,756	229,436,708	209,797,238
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$2,322	$(17,198)	$37,652	$(38,506)
Income from discontinued operations	33,378	8,275	48,672	24,417
Net income (loss) attributable to common shareholders	$35,700	$(8,923)	$86,324	$(14,089)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31,

(Unaudited and in thousands, except share and per share data)

	2014	2013
Assets:
Real estate, at cost	$3,671,560	$3,812,294
Real estate - intangible assets	705,566	762,157
Investments in real estate under construction	106,238	74,350
	4,483,364	4,648,801
Less: accumulated depreciation and amortization	1,196,114	1,223,381
Real estate, net	3,287,250	3,425,420
Assets held for sale	3,379	—
Cash and cash equivalents	191,077	77,261
Restricted cash	17,379	19,953
Investment in and advances to non-consolidated entities	19,402	18,442
Deferred expenses, net	65,860	66,827
Loans receivable, net	105,635	99,443
Rent receivable – current	6,311	10,087
Rent receivable – deferred	61,372	19,473
Other assets	20,229	35,375
Total assets	$3,777,894	$3,772,281

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$945,216	$1,197,489
Credit facility borrowings	—	48,000
Term loans payable	505,000	406,000
Senior notes payable	497,675	247,707
Convertible notes payable	15,664	27,491
Trust preferred securities	129,120	129,120
Dividends payable	42,864	40,018
Liabilities held for sale	2,843	—
Accounts payable and other liabilities	37,740	39,642
Accrued interest payable	8,301	9,627
Deferred revenue - including below market leases, net	68,215	69,667
Prepaid rent	16,336	18,037
Total liabilities	2,268,974	2,232,798

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 233,278,037 and 228,663,022 shares issued and outstanding in 2014 and 2013, respectively	23	23
Additional paid-in-capital	2,763,374	2,717,787
Accumulated distributions in excess of net income	(1,372,051)	(1,300,527)
Accumulated other comprehensive income	404	4,439
Total shareholders’ equity	1,485,766	1,515,738
Noncontrolling interests	23,154	23,745
Total equity	1,508,920	1,539,483
Total liabilities and equity	$3,777,894	$3,772,281

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$2,322	$(17,198)	$37,652	$(38,506)
Income from discontinued operations attributable to common shareholders	33,378	8,275	48,672	24,417
Net income (loss) attributable to common shareholders	$35,700	$(8,923)	$86,324	$(14,089)

Weighted-average number of common shares outstanding	230,830,905	224,260,756	228,966,253	209,797,238

Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$(0.08)	$0.17	$(0.18)
Income from discontinued operations	0.14	0.04	0.21	0.11
Net income (loss) attributable to common shareholders	$0.15	$(0.04)	$0.38	$(0.07)

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$2,322	$(17,198)	$37,652	$(38,506)
Impact of assumed conversions:
Share options	—	—	—	—
Income (loss) from continuing operations attributable to common shareholders	2,322	(17,198)	37,652	(38,506)
Income from discontinued operations attributable to common shareholders - basic	33,378	8,275	48,672	24,417
Impact of assumed conversions:
Share options	—	—	—	—
Income from discontinued operations attributable to common shareholders	33,378	8,275	48,672	24,417
Net income (loss) attributable to common shareholders	$35,700	$(8,923)	$86,324	$(14,089)

Weighted-average common shares outstanding - basic	230,830,905	224,260,756	228,966,253	209,797,238
Effect of dilutive securities:
Share options	408,923	—	470,455	—
Weighted-average common shares outstanding	231,239,828	224,260,756	229,436,708	209,797,238

Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$(0.08)	$0.17	$(0.18)
Income from discontinued operations	0.14	0.04	0.21	0.11
Net income (loss) attributable to common shareholders	$0.15	$(0.04)	$0.38	$(0.07)
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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to commmon shareholders	$35,700	$(8,923)	$86,324	$(14,089)
Adjustments:
Depreciation and amortization	39,546	43,680	157,537	175,023
Impairment charges - real estate, including nonconsolidated joint venture real estate	18,673	22,610	49,529	35,485
Noncontrolling interests - OP units	434	(129)	2,990	1,157
Amortization of leasing commissions	1,426	1,438	5,932	5,562
Joint venture and noncontrolling interest adjustment	335	589	2,068	2,264
Gains on sales of properties, net of tax, including nonconsolidated joint venture real estate	(36,374)	(10,430)	(58,426)	(21,755)
FFO available to common shareholders and unitholders - basic	59,740	48,835	245,954	183,647
Preferred dividends	1,572	1,572	6,290	11,520
Interest and amortization on 6.00% Convertible Notes	472	579	2,090	3,113
Amount allocated to participating securities	91	174	490	656
FFO available to common shareholders and unitholders - diluted	61,875	51,160	254,824	198,936
Debt satisfaction charges, net	1,519	—	9,764	16,442
Impairment loss - loan receivable	2,500	13,939	2,500	13,939
Other / Transaction costs	368	565	1,882	795
Company FFO available to common shareholders and unitholders - diluted	66,262	65,664	268,970	230,112

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(16,170)	(14,795)	(47,227)	(24,076)
Lease incentives	386	313	1,490	1,345
Amortization of below/above market leases	233	73	1,136	(63)
Non-cash interest, net	1,294	(1,019)	(2,892)	(1,551)
Non-cash charges, net	2,141	1,973	8,704	7,574
Tenant improvements	(5,435)	(8,654)	(11,395)	(39,244)
Lease costs	(2,070)	(2,103)	(10,484)	(12,060)
Company Funds Available for Distribution	$46,641	$41,452	$208,302	$162,037

Per Common Share and Unit Amounts
Basic:
FFO	$0.25	$0.21	$1.06	$0.86

Diluted:
FFO	$0.25	$0.21	$1.05	$0.88
Company FFO	$0.27	$0.28	$1.11	$1.02
Company FAD	$0.19	$0.17	$0.86	$0.72

Weighted-Average Common Shares:
Basic(1)	234,688,921	228,352,995	232,838,280	213,944,169
Diluted	243,398,807	238,064,088	241,967,017	225,444,512

(1) Includes OP Units.

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1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic. Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

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2014 Fourth Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants/Guarantors	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Initial GAAP Yield		Lease Expiration
1	ZE-45 Ground Tenant LLC	New York	NY	Land	$30,426	$1,500	4.9%	15.2%		10/31/2113
2	HealthSouth Corporation	Vineland	NJ	Rehab. Hospital	$19,100	$1,113	5.8%	5.8	%(1)	2/28/2043
3	International Automotive Components Group North America	Anniston	AL	Industrial	$20,907	$1,572	7.5%	8.3%		11/24/2029

3	TOTAL PROPERTY INVESTMENTS				$70,433	$4,185	5.9%	10.6%

CAPITAL RECYCLING

PROPERTY DISPOSITIONS

	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Bank of America, National Association	Brea	CA	Office	$110,000	$8,096	November
2	Vacant (2)	Chicago	IL	Office	$34,150	$-	November
3	Canal Insurance Company (3)	Greenville	SC	Office	$11,550	$991	December
4	Vacant (4)	Houston	TX	Office	$11,486	$-	December

4	TOTAL PROPERTY DISPOSITIONS				$167,186	$9,087

LOAN INVESTMENT SATISFACTIONS

Location	Face ($000)	Month Satisfied
Norwalk, Connecticut	$32,828	December

Footnotes

(1)	Lease contains annual CPI increases.
(2)	$29.9 million secured debt satisfied at closing.
(3)	Capital lease asset, tenant exercised purchase option.
(4)	Purchaser assumed an $11.5 million secured debt.

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BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

12/31/2014

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE (1)

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 12/31/14 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q1 2015	Q2 2015	Q3 2015	Q4 2015
1	Oak Creek	WI	164,000	20	$22,609	$11,860	$5,562	$3,719	$-	$-	2Q 15
2	Thomson	GA	208,000	15	$10,245	$3,428	$3,871	$2,873	$-	$-	2Q 15
3	Richmond	VA	330,000	15	$110,137	$62,225	$17,029	$14,842	$14,842	$-	3Q 15
4	Lake Jackson	TX	664,000	20	$166,164	$28,225	$312	$13,670	$20,354	$20,354	4Q 16

4	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (2)				$309,155	$105,738	$26,774	$35,104	$35,196	$20,354

1	Houston (3)	TX	274,000	20	$86,491	$11,795	$4,988	$6,863	$9,271	$12,098	3Q 16
1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS				$86,491	$11,795	$4,988	$6,863	$9,271	$12,098

5	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS				$395,646	$117,533	$31,762	$41,967	$44,467	$32,452

FORWARD COMMITMENTS (1)

	Tenants	Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Faurecia USA Holdings, Inc. (4)	Auburn Hills, MI	Office	$40,025	1Q 15	7.9%	9.0%	14 yrs
2	Preferred Freezer Services of Richland LLC (5)	Richland, WA	Industrial	$155,000	4Q 15	7.1%	8.6%	20 yrs
2	TOTAL FORWARD COMMITMENTS			$195,025		7.3%	8.7%

BUILD-TO-SUIT NOI (6)

	2011	2012	2013	2014
Net operating income ($000)	$1,156	$5,268	$11,920	$21,438

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $109.4 million.
(3)	Lexington has a 25% interest as of December 31,2014. Lexington may provide construction financing up to $56.7 million to the joint venture.
(4)	Lexington funded a $0.5 million deposit and $2.5 million letter of credit.
(5)	Lexington funded a $10.0 million letter of credit.
(6)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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2014 Fourth Quarter Financing Summary

DEBT RETIRED

	Face / Satisfaction ($000)	Rate	Maturity Date
Canonsburg, PA	$9,095	5.426%	12/2014
Chicago, IL	$29,900	5.639%	01/2015
Houston, TX (1)	$11,486	5.210%	05/2015
6% Convertible Notes	$8,558	6.000%	01/2017

TOTAL	$59,039

PROPERTY LEVEL FINANCING RATE LOCKS

Tenant/Guarantor	Location	Property Type	Amount ($000)	Fixed Rate	Term (approx.)
ZE-45 Ground Tenant LLC (2)	New York, NY	Land	$29,193	4.1%	10 years
Federal Express Corporation (3)	Long Island City, NY	Industrial	$51,650	3.5%	13 years
			$80,843	3.7%

Footnotes

(1)	Purchaser assumed the secured debt.
(2)	Loans closed in first quarter of 2015.
(3)	No assurances can be given that the loan will be funded on these terms or at all.

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2014 Fourth Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office / Multi-Tenant			2015 Extensions
1	Entergy Arkansas, Inc.	Little Rock	AR	10/31/2015	10/31/2020	36,311	$237	$237	$237	$237
2	Entergy Services, Inc.	Pine Bluff	AR	10/31/2015	10/31/2017	27,189	$387	$192	$320	$141
				2016 Extension
3	Etransmedia Technology, Inc.	Phoenix	AZ	11/30/2016	11/30/2021	6,982	$142	$116	$135	$97

3	Total office lease extensions					70,482	$766	$545	$692	$475

	Industrial / Multi-Tenant			2014 Extension
1	Wirtgen America, Inc.	Antioch	TN	12/31/2014	12/31/2015	60,000	$201	$195	$201	$195
				2017 Extensions
2	Michelin North America, Inc.	Laurens	SC	1/31/2017	1/31/2020	1,164,000	$3,387	$3,387	$3,387	$3,387
3	Michelin North America, Inc.	Moody	AL	12/31/2017	12/31/2019	595,346	$1,450	$1,422	$1,408	$1,380

3	Total industrial lease extensions					1,819,346	$5,038	$5,004	$4,996	$4,962
				`
6	TOTAL EXTENDED LEASES					1,889,828	$5,804	$5,549	$5,688	$5,437

NEW LEASES

	Tenants	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-tenant
2	Various	Palm Beach Gardens	FL	2016-2022	20,067	$249	$244
3	Various	Various		2015-2025	5,067	$205	$205

5	Total office new leases				25,134	$454	$449

5	TOTAL NEW LEASES				25,134	$454	$449

11	TOTAL NEW AND EXTENDED LEASES				1,914,962	$6,258	$6,137

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2014 Fourth Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (2)

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	2014 Cash Rent (3) ($000)	2014 GAAP Rent (3) ($000)
	Office
1	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International Inc.) (4)	Bridgewater	NJ	10/2014	115,558	$1,695	$1,768
2	Frontier Corporation (5)	Rochester	NY	12/2014	226,000	$2,992	$2,985
3	ANSYS, Inc.	Canonsburg	PA	12/2014	107,872	$1,429	$1,378
4	Spacelabs Medical, Inc./OSI Systems, Inc. (Instrumentarium Corporation) (6)	Issaquah	WA	12/2014	95,600	$2,087	$1,890
5	Spacelabs Medical, Inc./OSI Systems, Inc. (Instrumentarium Corporation) (6)	Issaquah	WA	12/2014	106,944	$2,316	$2,133
					651,974	$10,519	$10,154

	Retail
6	Marsh Supermarkets, LLC / Crystal Food Services, LLC	Franklin	OH	10/2014	29,119	$93	$124

6	TOTAL LEASE NON-RENEWALS				681,093	$10,612	$10,278

Footnotes

(1)	Assumes twelve months rent from the later of 1/1/15 or lease commencement/extension.
(2)	Excludes non-renewal space that was leased to new tenants. Excludes multi-tenant properties.
(3)	Represents 2014 Cash and GAAP rents.
(4)	As of December 31, 2014, property subject to non-recourse mortgage debt of $14.1 million.
(5)	As of December 31, 2014, property subject to non-recourse mortgage debt of $17.3 million.
(6)	As of December 31, 2014, properties subject to non-recourse mortgage debt of $30.4 million.

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Other Data

12/31/2014

($000)

Other Revenue Data

	GAAP Base Rent
	12 months ended
Asset Class	12/31/14 (1)	12/31/14 Percentage	12/31/13 Percentage
Long-Term Leases (2)	$161,894	41.2%	30.1%
Office	$137,738	35.0%	44.8%
Industrial	$51,795	13.2%	15.0%
Multi-tenant	$34,041	8.7%	7.9%
Retail/Specialty	$7,619	1.9%	2.2%
	$393,087	100.0%	100.0%

Long-Term Leases (2)	GAAP Base Rent
	12 months ended
	12/31/14 (1)	12/31/14 Percentage	12/31/13 Percentage
Office	$64,177	39.7%	54.8%
Land / Infrastructure	$56,045	34.6%	11.5%
Industrial	$38,696	23.9%	31.8%
Retail/Specialty	$2,976	1.8%	1.9%
	$161,894	100.0%	100.0%

Credit Ratings (3)	GAAP Base Rent
	12 months ended
	12/31/14 (1)	12/31/14 Percentage	12/31/13 Percentage
Investment Grade	$143,997	36.6%	45.6%
Non-Investment Grade	$48,706	12.4%	13.5%
Unrated	$200,384	51.0%	40.9%
	$393,087	100.0%	100.0%

Footnotes

(1)	Twelve months ended 12/31/2014 GAAP base rent recognized for consolidated properties owned as of 12/31/2014.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

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Other Data (Continued)

12/31/2014

($000)

Weighted-Average Lease Term - Cash Basis

As of 12/31/14	As of 12/31/13
12.1 years	11.2 years

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2015	$341,950	$384,834
2016	$327,046	$364,053
2017	$300,418	$334,622
2018	$275,572	$308,405
2019	$248,604	$277,109

Same-Store NOI (2)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Total Base Rent	$75,356	$76,083	$304,155	$301,273
Tenant Reimbursements	7,334	6,388	25,908	24,566
Property Operating Expenses	(14,539)	(13,391)	(54,822)	(52,105)
Same-Store NOI	$68,151	$69,080	$275,241	$273,734

Change in Same-Store NOI	(1.3)%		0.6%

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 12/31/2014.
(2)	NOI is on a consolidated cash basis.

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Top 20 Markets

12/31/2014

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/14 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	15.7%
2	Dallas-Fort Worth-Arlington, TX	6.7%
3	Houston-Sugar Land-Baytown, TX	5.7%
4	Baltimore-Towson, MD	4.1%
5	Memphis, TN-MS-AR	4.1%
6	Kansas City, MO-KS	3.7%
7	Phoenix-Mesa-Scottsdale, AZ	3.7%
8	Orlando-Kissimmee, FL	3.7%
9	Denver-Aurora, CO	2.2%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
11	Boston-Cambridge-Quincy, MA-NH	2.0%
12	Columbus, OH	1.9%
13	Detroit-Warren-Livonia, MI	1.7%
14	San Jose-Sunnyvale-Santa Clara, CA	1.7%
15	Charlotte-Gastonia-Rock Hill, NC-SC	1.6%
16	Indianapolis-Carmel, IN	1.5%
17	Chicago-Naperville-Joliet, IL-IN-WI	1.5%
18	Las Vegas-Paradise, NV	1.5%
19	Atlanta-Sandy Springs-Marietta, GA	1.4%
20	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.3%
	Total Top 20 Markets (3)	67.8%

Footnotes

(1)	Twelve months ended 12/31/2014 GAAP base rent recognized for consolidated properties owned as of 12/31/2014.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Top 20 Markets - Single Tenant Office Portfolio

12/31/2014

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/14 (1)
1	Dallas-Fort Worth-Arlington, TX	11.3%
2	Kansas City, MO-KS	7.3%
3	Orlando-Kissimmee, FL	6.7%
4	Phoenix-Mesa-Scottsdale, AZ	6.0%
5	Houston-Sugar Land-Baytown, TX	6.0%
6	Denver-Aurora, CO	4.3%
7	Memphis, TN-MS-AR	3.7%
8	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.5%
9	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3.5%
10	San Jose-Sunnyvale-Santa Clara, CA	3.3%
11	Charlotte-Gastonia-Rock Hill, NC-SC	3.2%
12	Chicago-Naperville-Joliet, IL-IN-WI	2.9%
13	Indianapolis-Carmel, IN	2.9%
14	Boston-Cambridge-Quincy, MA-NH	2.7%
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	2.4%
16	Columbus, IN	2.2%
17	Omaha-Council Bluffs, NE-IA	2.2%
18	Las Vegas-Paradise, NV	2.1%
19	Columbus, OH	1.8%
20	Detroit-Warren-Livonia, MI	1.5%
	Total Top 20 Markets - Single Tenant Office Portfolio (3)	79.5%

Footnotes

(1)	Twelve months ended 12/31/2014 GAAP base rent recognized for consolidated office properties owned as of 12/31/2014. Includes long-term office properties.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Tenant Industry Diversification

12/31/2014

Industry Category	Percent of GAAP Base Rent as of 12/31/2014 (1) (2)
Service	21.7%
Technology	10.2%
Finance/Insurance	9.0%
Transportation/Logistics	8.2%
Automotive	8.1%
Energy	7.1%
Healthcare	6.2%
Consumer Products	5.9%
Telecommunications	4.3%
Aerospace/Defense	3.3%
Construction/Materials	3.3%
Food	3.2%
Printing/Production	2.2%
Education	2.0%
Apparel	1.6%
Retail Department	1.3%
Retail Specialty	1.1%
Media/Advertising	0.7%
Real Estate	0.6%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Twelve months ended 12/31/2014 GAAP base rent recognized for consolidated properties owned as of 12/31/2014.
(2)	Total shown may differ from detailed amounts due to rounding.

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Top 10 Tenants or Guarantors

12/31/2014

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 12/31/2014 ($000) (1)	Percent of Cash Base Rent as of 12/31/2014 ($000) (1) (2)
Federal Express Corporation	3	787,829	2.0%	$12,523	3.6%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.1%	$10,221	2.9%
Baker Hughes, Inc.	2	619,885	1.6%	$9,092	2.6%
US Government	3	398,214	1.0%	$9,060	2.6%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$7,401	2.1%
Xerox Corporation	1	202,000	0.5%	$7,070	2.0%
Michelin North America, Inc.	3	2,503,916	6.3%	$7,011	2.0%
T-Mobile USA, Inc.	5	386,078	1.0%	$6,893	2.0%
Morgan Lewis & Bockius LLP	1	289,432	0.7%	$6,667	1.9%
LG-39 Ground Tenant LLC	1	0	0.0%	$5,658	1.6%
	28	7,716,836	19.4%	$81,596	23.4%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)	Percent of GAAP Base Rent as of 12/31/2014 ($000) (3) (2)
LG-39 Ground Tenant LLC	1	0	0.0%	$17,373	4.4%
FC-Canal Ground Tenant LLC	1	0	0.0%	$14,890	3.8%
AL-Stone Ground Tenant LLC	1	0	0.0%	$13,589	3.5%
Federal Express Corporation	3	787,829	2.0%	$12,892	3.3%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.1%	$9,941	2.5%
US Government	3	398,214	1.0%	$9,494	2.4%
Baker Hughes, Inc.	2	619,885	1.6%	$8,027	2.0%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$7,433	1.9%
Michelin North America, Inc.	3	2,503,916	6.3%	$7,054	1.8%
Industrial Terminals Management, L.L.C.	1	132,449	0.3%	$6,773	1.7%
	24	6,971,775	17.5%	$107,466	27.3%

Footnotes

(1)	Twelve months ended 12/31/2014 Cash base rent recognized for consolidated properties owned as of 12/31/2014.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Twelve months ended 12/31/2014 GAAP base rent recognized for consolidated properties owned as of 12/31/2014.

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LEXINGTON REALTY TRUST

Credit Metrics Summary

2010	2011	2012	2013	2014

Company FFO Payout Ratio	43.2%	48.5%	56.1%	60.3%	60.8%

Unencumbered Assets (1)(2)	$1.49 billion	$1.15 billion	$1.76 billion	$2.59 billion	$2.87 billion

Unencumbered NOI (1)	22.9%	25.9%	34.5%	55.3%	59.9%

(Debt + Preferred) / Gross Assets	49.4%	48.7%	46.6%	43.0%	44.0%

Debt/Gross Assets	41.5%	40.9%	41.1%	41.1%	42.0%

Market Cap Leverage	53.7%	52.5%	46.6%	45.4%	43.7%

Secured Debt / Gross Assets (1)	33.0%	31.9%	30.9%	23.9%	19.0%

Net Debt / EBITDA	5.6	x	5.5	x	6.5	x	6.4	x	5.7%

(Net Debt + Preferred) / EBITDA	6.7	x	6.6	x	7.3	x	6.7	x	6.0%

Credit Facilities Availability (3)	$215.9 million	$294.3 million	$296.3 million	$443.4 million	$385.4 million

Development / Gross Assets	0.7%	0.9%	1.6%	1.6%	2.4%

EBITDA / Revenue	80.1%	77.0%	76.5%	74.4%	71.8%

EBITDA / (PrefDiv + Interest Expense)	2.2	x	2.3	x	2.4	x	3.1	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	5.9%	8.5%	4.4%	0.5%	0.4%

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.
(3)	Subject to covenant compliance.

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FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:		Must be:	12/31/2014

	Maximum Leverage	<60%	50.8%
	Interest Coverage	>1.5X	3.2X
	Fixed Charge Coverage	>1.4X	2.3X
	Recourse Secured Indebtedness Ratio	< 10% cap value	0.4%
	Secured Indebtedness Ratio	<45%	22.9%
	Minimum Net Worth	> $2.1 billion	$2.7 billion
	Floating Rate Debt	<35%	6.8%
	Unsecured Debt Service Coverage	>2.0X	3.8X
	Borrowing Base Assets Leverage	<60%	51.8%
	Restricted Payments	< $20 million	$1.2 million

	Permitted Investments:
A	Joint Venture Investments	< 25% cap value	1.1%
B	Raw Land	< 10% cap value	0.0%
C	Construction/Development in Process	< 15% cap value	4.8%
D	Notes Receivable	< 10% cap value	2.5%
E	Ground Leases	< 20% cap value	9.7%
	Sum of A through E	< 40% cap value	18.1%
	Sum of B through D	< 25% cap value	7.3%

Bonds:

	Debt to Total Assets	<60%	43.0%
	Secured Debt to Total Assets	<40%	19.3%
	Debt Service Coverage	>1.5X	3.6X
	Unencumbered Assets to Unsecured Debt	>150%	272.6%

Footnotes

(1)	As defined in respective loan/bond agreements.

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Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

12/31/2014

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2014 ($000)	Percent of GAAP Base Rent as of 12/31/2014	Percent of GAAP Base Rent as of 12/31/2013
2015	9	$10,604	3.0%	5.7%
2016	14	$18,257	5.1%	8.0%
2017	17	$19,806	5.6%	7.5%
2018	29	$25,185	7.1%	8.7%
2019	20	$29,541	8.3%	8.6%
2020	17	$27,613	7.8%	6.0%
2021	10	$21,092	5.9%	6.3%
2022	8	$12,556	3.5%	2.9%
2023	7	$17,022	4.8%	6.6%
2024	8	$12,662	3.6%	3.3%
Thereafter	63	$161,536	45.4%	29.5%

Total (1)	202	$355,874	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

26

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

12/31/2014

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2014 ($000)	Percent of GAAP Base Rent as of 12/31/2014
2015	48	$11,921	3.2%
2016	30	$20,050	5.3%
2017	19	$19,822	5.2%
2018	33	$27,483	7.3%
2019	30	$32,900	8.7%
2020	19	$27,710	7.3%
2021	13	$27,215	7.2%
2022	9	$12,556	3.3%
2023	8	$17,022	4.5%
2024	10	$12,881	3.4%
Thereafter	65	$168,081	44.5%

Total (1)	284	$377,641	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

27

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

12/31/2014

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 12/31/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 12/31/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 12/31/2014 ($000)	Annual Rent PSF (2)
2015	657,533	$9,101	$13.84	523,368	$1,769	$3.38	-	$-	$-
2016	886,710	$9,817	$11.07	2,260,336	$7,510	$3.32	43,123	$255	$5.91
2017	369,509	$6,167	$16.69	3,778,184	$14,283	$3.78	56,054	$601	$10.72
2018	1,107,733	$15,477	$13.97	1,530,121	$3,948	$2.58	949,530	$3,664	$3.86
2019	1,882,226	$25,294	$13.44	1,244,596	$3,917	$3.15	85,147	$1,032	$12.12
2020	1,137,635	$16,548	$14.55	2,413,216	$10,989	$4.55	-	$-	$-
2021	907,443	$15,246	$16.80	1,402,257	$5,894	$4.20	-	$-	$-
2022	741,771	$11,434	$15.41	257,849	$1,276	$4.95	-	$-	$-
2023	913,966	$16,905	$18.50	58,707	$173	$2.95	34,555	$160	$4.63
2024	712,841	$9,547	$13.39	1,097,164	$3,006	$3.68	-	$-	$-
Thereafter	3,760,450	$54,484	$14.59	7,984,922	$37,209	$5.10	196,376	$2,925	$19.35
Total/Weighted Average (1)	13,077,817	$190,020	$14.56	22,550,720	$89,974	$4.19	1,364,785	$8,637	$6.97

	Multi-Tenant			Land / Infrastructure
Year	Net Rentable Area	Cash Rent as of 12/31/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area (Acres)	Cash Rent as of 12/31/2014 ($000)	Annual Rent Per Acre ($000) (2)
2015	137,834	$1,279	$9.28	-	$-	$-
2016	125,924	$1,821	$14.46	-	$-	$-
2017	2,540	$16	$6.30	-	$-	$-
2018	118,137	$2,198	$18.61	-	$-	$-
2019	144,320	$3,377	$23.40	-	$-	$-
2020	62,693	$91	$1.45	-	$-	$-
2021	483,007	$6,451	$13.36	-	$-	$-
2022	18,648	$-	$20.50	-	$-	$-
2023	23,354	$-	$17.00	-	$-	$-
2024	-	$219	$-	-	$-	$-
Thereafter	185,436	$6,367	$34.34	255.11	$22,717	$93.55
Total/Weighted Average (1)	1,301,893	$21,819	$16.76	255.11	$22,717	$93.55

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

(2) For properties acquired cash rents are annualized.

28

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Long-Term Leases- Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)

LONG-TERM LEASE PROPERTIES
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	Office	111,409	0	1,595
	2/28/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc.	Office	13,590	31	30
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	292,700	3,073	2,966
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	5	Bank of America, National Association / Sony Electronics, Inc.	Office	82,526	305	688
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	336,350	1,346	1,346
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	Office	111,911	1,280	1,235
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	424,904	1,687	1,687
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	211,598	1,208	1,208
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	167,770	537	537
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	539,592	2,838	2,838
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	420,597	2,203	1,610
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	458,000	2,040	2,251
	9/20/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	554,385	8,163	7,375
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Office	357,166	6,022	6,652
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	85,200	1,167	1,167
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	600	600
		2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	60,000	1,128	1,128
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	Office	138,443	1,038	2,225
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	3,596	2,537
	3/31/2026	459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	513,734	2,684	2,936
		633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	Industrial	310,000	755	813
	6/30/2026	333 Mt. Hope Ave.	Rockaway	NJ	11	Atlantic Health System, Inc.	Office	60,258	732	1,049
		351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	475,218	1,054	1,159
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	1,417	1,404
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	Industrial	222,200	578	578
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	2,085	2,165
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	1,070	1,146
		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	1,049	1,268
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	1,581	1,737
2027	4/30/2027	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	Office	86,877	1,120	1,256
		2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	1,070	1,002
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	1,766	1,993
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	42,290	577	641
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	150,000	1,965	2,501
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	5,576	6,092
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	1,632	2,072
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	264,598	781	813
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	140,330	4,768	5,133
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	Office	166,912	2,853	3,854
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	34,459	646	646
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	45,554	623	687
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	282,000	3,504	4,253
		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land and Infrastructure	0	260	216
	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	Industrial	267,055	55	61
	12/31/2029	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	252,400	3,900	4,845
2030	4/7/2030	810 Gears Rd.	Houston	TX	—	United States of America	Office	68,985	0	0

29

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	673,518	2,252	2,601
2032	4/20/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	1,807	2,123
	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	937	1,184
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	Industrial	813,126	3,336	4,046
	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	127,810	2,775	3,311
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	17,000	475	475
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	2,500	53	53
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	8,000	150	150
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	12,622	212	212
2034	3/31/2034	854 Paragon Way	Rock Hill	SC	20	Physicians Choice Laboratory Services, LLC	Office	104,497	1,420	1,812
	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	Industrial	180,235	666	1,629
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	5,366	6,773
2043	2/28/2043	1237 W. Sherman Avenue	Vineland	NJ	-	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	Specialty	39,287	239	239
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land and Infrastructure	0	4,849	14,890
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land and Infrastructure	0	5,658	17,373
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land and Infrastructure	0	4,426	13,589
2113	10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	Land and Infrastructure	0	351	1,081
N/A	Vacant	1315 West Century Dr.	Louisville	CO	—	(Available for Lease)	Office	20,000	0	0
		333 Mt. Hope Ave.	Rockaway	NJ	11	(Available for Lease)	Office	32,068	390	358
		6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1,215	0	0
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	Office	9,910	0	0
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	Office	36,809	0	0
LONG TERM TOTAL/WEIGHTED AVERAGE						99.2% Leased		12,174,199	$117,725	$161,894

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)
OFFICE PROPERTIES
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Holdings Corp.	187,163	1,158	1,418
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	68,165	1,104	1,091
	6/30/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	164,689	3,747	3,747
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	75,016	1,050	843
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes Incorporated	65,500	929	652
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	22	InVentiv Communications, Inc.	97,000	1,113	1,257
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	1,675	1,346
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	2,416	3,189
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	2,486	2,318
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	1,506	1,731
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	1,215	1,215
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	519	501
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1,220	56	56
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	11	Arrow Electronics, Inc.	128,500	2,946	2,508
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	1,040	1,097
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	192	171
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	1,933	1,866
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	1,022	1,154
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	130	130
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	184,000	960	1,870
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	3,484	3,402
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	813	784
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	490	507
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	310	128
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	1,276	897
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	8,070	224	211
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	596	596
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	5,029	5,061
	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	61,766	1,143	1,265
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	1,659	1,469
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	2,372	2,372
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	6,933	7,013
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	1,381	1,105
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	1,841	1,902
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	4,590	4,540
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	137,652	2,324	2,365
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	1,406	1,142
	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	1,331	1,045
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	1,457	1,560
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	193,000	3,482	3,425
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	2,325	2,244
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	726	773
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	132,981	1,459	1,447
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	50,076	842	840
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	1,252	1,543
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	1,397	1,147
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	1,826	1,938
		9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	59,927	1,113	1,143
		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	1,889	1,968

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	237	237
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4,10	Morgan, Lewis & Bockius LLP	292,073	4,242	4,298
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	2,403	2,623
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	3,312	3,312
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	80,028	669	687
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	2,463	2,327
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	2,157	2,184
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	1,273	1,199
	3/14/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	11	The Weiss Group, LLC	18,500	92	15
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	1,574	1,694
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	547	547
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	2,018	1,866
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	52,337	1,701	1,661
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	4,229	4,235
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	2,203	2,518
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	3,186	2,952
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	3,551	3,612
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	—	Alta Resources Corp.	63,261	895	969
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	7,070	6,642
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	532	573
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	1,869	1,950
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	2,215	2,026
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	1,807	1,775
	11/30/2024	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	77,906	1,581	1,807
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	1,543	1,582
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	0	2,425	2,425
N/A	Vacant	1701 Market St.	Philadelphia	PA	4	(Available for Lease)	2,674	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	30	30
		2050 Roanoke Rd.	Westlake	TX	—	(Available for Lease)	52,293	0	0
		2550 Interstate Dr.	Harrisburg	PA	—	(Available for Lease)	27,584	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.1% Leased	9,403,682	$137,991	$137,738

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)
INDUSTRIAL PROPERTIES
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	837	837
		324 Industrial Park Rd.	Franklin	NC	—	SKF USA, Inc.	72,868	456	271
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	476	488
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	954	915
	3/31/2016	2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	508	786
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	344,700	1,270	1,289
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	196,946	788	812
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	2,286	2,286
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	408,000	1,300	1,300
	12/31/2016	3686 South Central Ave.	Rockford	IL	11	Pierce Packaging Co.	93,000	404	314
2017	1/31/2017	109 Stevens St.	Jacksonville	FL	9	Wagner Industries, Inc.	139,508	287	287
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	1,592	1,694
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	2,564	2,052
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	481	481
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	906	908
	6/30/2018	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	1,251	1,164
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	1,123	1,087
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	2,721	2,595
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	1,378	1,474
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	1,980	1,916
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	1,347	1,342
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	1,025	1,025
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	841	698
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	735	735
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	2,579	2,611
	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	1,338	1,381
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	3,387	3,387
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	3,400	3,400
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	1,200	952
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	1,375	1,276
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	431	401
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. / R & B Foods (Unilever United States, Inc.)	443,380	1,196	1,492
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	822	746
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	1,691	1,812
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	2,027	1,747
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	1,354	1,356
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	1,276	1,339
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	173	173
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	972,625	1,536	1,390
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	1,470	1,559
N/A	Vacant	109 Stevens St.	Jacksonville	FL	11	(Available for Lease)	29,292	17	17
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.6% Leased	14,627,769	$52,782	$51,795

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
Various	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	476,459	92%	16,265	16,141	55,000
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	2,603	2,573	0
		1501 Nolan Ryan Expy.	Arlington	TX	—	Multi-Tenant	74,739	0%	0	0	0
		180 South Clinton St.	Rochester	NY	11	Multi-Tenant	226,000	0%	2,992	2,985	17,257
		22011 Southeast 51st St.	Issaquah	WA	11, 21	Multi-Tenant	95,600	0%	2,087	1,890	30,388
		2210 Enterprise Dr.	Florence	SC	11	Caliber Funding, LLC	176,557	21%	1,545	1,519	0
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	253	403	0
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	95,065	95%	563	563	0
		5150 220th Ave.	Issaquah	WA	11, 21	Multi-Tenant	106,944	0%	2,316	2,133	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	672,629	79%	1,848	1,826	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	11	Multi-Tenant	115,558	0%	1,695	1,768	14,118
		275 Technology Dr.	Canonsburg	PA	11	Multi-Tenant	107,872	0%	1,429	1,378	0
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	69%	862	862	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						53.9% Leased	2,414,889		$34,458	$34,041	$116,763

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2014 ($000) (2)	GAAP Base Rent as of 12/31/2014 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	255	255
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	126	126
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	475	324
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	465	465
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	138	139
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	166	166
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	159	169
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	78	78
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,000	458	975
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	193	193
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	216	329
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	245	751
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	362	482
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	385	555
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	545	731
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	254	347
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	185	189
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	199	199
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	95	95
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	198	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	112	112
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	88	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	77	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	78	78
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	160	156
N/A	Vacant	10340 U.S. 19	Port Richey	FL	7, 11	(Available for Lease)	53,820	218	218
		1084 East Second St.	Franklin	OH	11	(Available for Lease)	29,119	93	124
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						93.4% Leased	1,251,348	$6,023	$7,619

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						96.4% Leased	39,871,887	$348,979	$393,087

Footnotes

1	Square foot leased or available.
2	Twelve months ended 12/31/2014 cash rent.
3	Twelve months ended 12/31/2014 GAAP base rent.
4	Lexington has an 87.5% interest in this property.
5	Sony Electronics, Inc. lease for 20,203 square feet expires 08/31/2015.
6	Lexington has a 71.1% interest in this property.
7	Property disposed subsequent to 12/31/2014.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Tenant contracted to 100,000 square feet subsequent to 12/31/2014.
10	Includes 2,641 square feet leased to TruMark Financial Credit Union through 5/31/2025.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $11.0 million in operating expenses, net for the twelve months ended 12/31/2014.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017 and Orlando /Orange County Convention & Visitor Bureau, Inc. lease for 44,752 square feet expires 09/2024.
20	Subsequent to 12/31/2014, lease extended to 03/31/2039.
21	Debt is cross-collateralized on both Issaquah properties.
22	Subsequent to 12/31/2014, lease extended to 03/31/2026.

35

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2014

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Mortgages with Balloons
Issaquah, WA	(b) (o)	$30,388	5.665%	12/2014	$-	$30,388
Kalamazoo, MI		15,295	5.411%	05/2015	443	15,087
Los Angeles, CA	(p)	9,843	5.110%	05/2015	292	9,760
Harrisburg, PA		7,857	5.110%	05/2015	233	7,792
McDonough, GA		11,466	5.212%	06/2015	418	11,349
Mission, TX		5,432	5.783%	06/2015	219	5,371
Carrollton, TX	(b)	18,850	5.725%	07/2015	773	18,710
Elizabethtown, KY	(j)	11,986	4.990%	07/2015	859	11,381
Hopkinsville, KY		7,003	4.990%	07/2015	503	6,648
Dry Ridge, KY	(i)	2,351	4.990%	07/2015	522	1,983
Owensboro, KY	(i)	1,959	4.990%	07/2015	470	1,632
Elizabethtown, KY	(j)	2,252	4.990%	07/2015	162	2,137
Houston, TX	(b)	23,206	6.250%	09/2015	6,181	18,161
Houston, TX	(q)	2,778	8.036%	09/2015	775	2,203
Temple, TX		7,865	6.090%	01/2016	668	7,463
Bridgewater, NJ	(o)	14,118	5.732%	03/2016	1,035	13,863
Omaha, NE		7,776	5.610%	04/2016	621	7,560
Bremerton, WA		5,854	6.090%	04/2016	494	5,479
Tempe, AZ		7,344	5.610%	04/2016	586	7,140
Byhalia, MS	(n)	15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,613	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,408	5.939%	07/2016	1,136	18,363
Rochester, NY	(o)	17,257	6.210%	08/2016	1,383	16,765
Glenwillow, OH		15,583	6.130%	09/2016	1,240	15,132
Plymouth, IN		5,928	6.315%	09/2016	497	5,723
Tomball, TX		8,759	6.063%	11/2016	683	8,041
Memphis, TN		3,617	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,602	5.722%	02/2017	696	9,309
Dubuque, IA		9,303	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,512	6.110%	11/2017	1,674	21,651
Erwin, NY		8,311	5.910%	10/2018	728	6,637
Boston, MA		12,540	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	34,733	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,559	5.883%	05/2019	1,268	15,182
Columbus, IN		25,129	2.210%	07/2019	4,656	4,993
Meridian, ID		9,746	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	17,910	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,854	6.270%	12/2019	774	7,770
Boca Raton, FL		19,870	6.470%	02/2020	1,542	18,414
Oakland, ME		9,061	5.930%	10/2020	750	7,660
Lavonia, GA		7,959	5.460%	12/2020	741	5,895
Charleston, SC		7,277	5.850%	02/2021	520	6,632
Whippany, NJ		14,153	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676

36

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2014

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Chester, SC		9,387	5.380%	08/2025	1,144	362
New York, NY	(e)	213,475	4.660%	01/2027	10,119	200,632
Lenexa, KS		38,296	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$863,965	5.222%	5.8	$61,176	$750,830

Full Amortizing Mortgages
Franklin, NC		$67	8.500%	04/2015	$67	$-
Lorain, OH	(b)	1,197	7.750%	07/2018	108	-
Manteca, CA	(b)	846	7.750%	07/2018	77	-
Watertown, NY	(b)	795	7.750%	07/2018	72	-
Lewisburg, WV	(b)	559	7.750%	07/2018	51	-
San Diego, CA	(b)	539	7.750%	07/2018	49	-
Galesburg, IL	(b)	475	7.750%	07/2018	43	-
North Berwick, ME		6,145	3.560%	04/2019	1,532	-
Wall, NJ	(b)	19,870	6.250%	01/2021	3,543	-
Palo Alto, CA		53,536	3.970%	12/2023	7,059	-

Subtotal/Wtg. Avg./Years Remaining (l)		$84,029	4.681%	7.6	$12,601	$-

Subtotal/Wtg. Avg./Years Remaining (l)		$947,994	5.174%	5.9	$73,777	$750,830

Corporate (k)
Term Loan		$250,000	2.442%	02/2018	$6,190	$250,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(m)(c)	16,228	6.000%	01/2030	974	16,228
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,150,348	3.962%	8.0	$45,778	$1,150,348
Total/Wtg. Avg./Years Remaining (l)		$2,098,342	4.510%	7.0	$119,555	$1,901,178

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $564 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $276 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,049 excluded from balance.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(n)	Property is currently being expanded. Mortgage is recourse during expansion.
(o)	Loan is in default.
(p)	Loan satisfied subsequent to 12/31/2015,
(q)	As of December 31, 2014, property classified as held for sale.

37

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

12/31/2014

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)(4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$13,757	$5,503	5.240%	05/2015	$385	$13,673	$5,469
Rehab Humble Lessee	14,627	2,194	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	14,764	3,691	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$61,939	$14,207	4.512%	2.1	$2,941	$60,214	$13,827

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

38

LEXINGTON REALTY TRUST

Debt Maturity Schedule

12/31/2014

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2015	$30,616	$142,602	$-
2016	$24,431	$129,906	$-
2017	$24,800	$68,669	$16,228
2018	$24,140	$18,157	$250,000
2019	$20,010	$83,825	$255,000
	$123,997	$443,159	$521,228

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2015	$147	$5,469
2016	$118	$-
2017	$94	$2,097
2018	$21	$6,261
2019	$-	$-
	$380	$13,827

39

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

12/31/2014

	Collateral					Current Estimated
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Office	Southfield (3)	MI	$3,296	4.55%	02/2015	$22	$5,810	$-
	Westmont (4)	IL	$12,152	6.45%	10/2015	$2,054	$25,731	$3,050
Retail	Austin	TX	$2,800	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,038	8.00%	02/2021	$219	$-	$-
	Various	Various	$478	8.00%	12/2021	$94	$-	$-
	Various	Various	$617	8.00%	03/2022	$112	$-	$-
Hospital	Kennewick	WA	$85,254	9.00%	05/2022	$7,438	$87,254	$-
	Total Mortgage Loans Receivable		$105,635			$9,939	$123,899	$3,050

Footnotes

(1) Includes accrued interest receivable, loan losses, and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Borrower in default subsequent to December 31, 2014. Loan balance includes $2.5 million loan loss.

(4) Escrow balance includes $2.5 million in a collateral securities account maintained by the borrowers. Borrowers are in default and Lexington commenced foreclosure proceedings. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Loan balance includes $13.9 million loan loss.

40

LEXINGTON REALTY TRUST

Partnership Interests

Twelve months ended December 31, 2014

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$617
Interest expense	$276
Depreciation and amortization	$575

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$4,820
Interest expense	$920

Footnotes

(1)	Excludes discontinued operations and OP unit noncontrolling interests.

41

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

12/31/2014

($000)

Balance Sheet

Other assets	$20,229

The components of other assets are:

Deposits	$311
Equipment	195
Prepaids	2,717
Other receivables	589
Deferred lease incentives	15,139
Interest rate swap derivative asset	1,153
Other	125

Accounts payable and other liabilities	$37,740

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$12,879
CIP accruals and other	8,402
Taxes	2,093
Deferred tax liability	19
Deferred lease and loan costs	5,475
Subordinated notes	2,601
Deposits	1,416
Escrows	3,657
Transaction / build-to-suit costs	449
Interest rate swap derivative liability	749

Income Statement - Twelve months ended December 31, 2014

Non-cash interest expense, net	$1,283

42

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

43